Deutsche Asset Management [LOGO]
                                             A Member of the Deutsche Bank Group










Chief Executive Officer
Section 906 Certification under Sarbanes Oxley Act




I, Julian Sluyters, certify that:


1. I have reviewed this report, filed on behalf of Flag Investors Value Builder Fund, Inc., on Form N-CSR;

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.





December 6, 2004                                  /s/Julian Sluyters
                                                  Julian Sluyters
                                                  Chief Executive Officer
                                                  Flag Investors Value Builder
                                                  Fund, Inc.


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                                                Deutsche Asset Management [LOGO]
                                             A Member of the Deutsche Bank Group









Chief Financial Officer
Section 906 Certification under Sarbanes Oxley Act




I, Paul Schubert, certify that:


1. I have reviewed this report, filed on behalf of Flag Investors Value Builder Fund, Inc., on Form N-CSR;

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.





December 6, 2004                                   /s/Paul Schubert
                                                   Paul Schubert
                                                   Chief Financial Officer
                                                   Flag Investors Value Builder
                                                   Fund, Inc.